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                                                                    EXHIBIT 10.4




                                 FIRST AMENDMENT
                                       to
                            REVOLVING LOAN AGREEMENT


        This First Amendment to Revolving Loan Agreement (the "First Amendment") is executed and delivered as of the _____ day of August, 1995, by and between ORIOLE HOMES CORP., a Florida corporation (the "Borrower"), Suite 200, 1690 South Congress Avenue, Delray Beach, Florida 33445-6327, and OHIO SAVINGS BANK, F.S.B., a federal savings bank, f/k/a Ohio Savings Bank, an Ohio corporation (the "Bank"), Ohio Savings Plaza, 1801 East Ninth Street, Cleveland, Ohio 44114;

                              W I T N E S S E T H:
                              --------------------

        WHEREAS, in consideration for a revolving line of credit in the maximum amount of Ten Million Dollars ($10,000,000.00) (the "Existing Loan") made by Bank to Borrower, Borrower has executed and delivered to Bank its Revolving Mortgage Note dated July 13, 1993, in the maximum principal amount of the Existing Loan as aforesaid (the "Existing Note");

        WHEREAS, the Existing Loan is evidenced by, among other things, a Revolving Loan Agreement (the "Agreement") dated the 13th day of July, 1993, and executed by Borrower and Bank;

        WHEREAS, the Existing Note is secured by, among other things, a Mortgage and Security Agreement dated as of July 13, 1993, and recorded July 16, 1993, in Official Records Book 7800, Page 1590, of the Public Records of Palm Beach County, Florida as modified by (i) a Mortgage, Assignment and Financing Statement Spreader Agreement dated May 31, 1995, and recorded June 6, 1995, in Official Records Book 8776, Page 262, of said Public Records, and (ii) a Future Advance, Mortgage, Assignment and Financing Statement Extension, Modification and Spreader Agreement of even date herewith (the Mortgage and Security Agreement, as modified, is herein referred to as the "Mortgage") executed and delivered by the Borrower to the Bank; and

        WHEREAS, Borrower and Bank have agreed that Bank shall extend the Termination Date (capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement) of the Existing Loan to July 1, 1997, and make available to Borrower an increase in the Existing Loan not to exceed Ten Million Dollars ($10,000,000.00) on the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of

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which are hereby  acknowledged,  and intending to be legally bound, the Borrower and Bank hereby covenant and agree as follows:

        1. Recitals. The aforementioned recitals are true and correct and are hereby incorporated by this reference.



        2. Existing Loan. As of the date hereof, the unpaid principal balance of the Existing Loan is Ten Million Dollars ($10,000,000.00), and interest has been paid on the Existing Note through ________________, 1995. Borrower acknowledges that the indebtedness evidenced by the Existing Note is free of any and all defenses, setoffs and counterclaims, and that Borrower has no claims against Bank in connection with or related to the Existing Loan or any Loan Document as of the date hereof.

        3. Modification of Agreement. The Agreement is hereby amended, modified and extended as follows:

        (a) Definitions.

                 (i) The definition of the term "Bank" defined in Section 1(a) is hereby replaced and superseded by the following:

"Bank" mean OHIO SAVINGS BANK, F.S.B., a federal savings bank, f/k/a Ohio Savings Bank, a corporation incorporated under the laws of the State of Ohio.

                 (ii) The  definition  of the term  "Borrowing  Base" defined in
Section 1(a) is hereby replaced and superseded by the following:

"Borrowing Base" at any time means an amount not in excess of seventy five percent (75%) of the aggregate amounts payable within the next succeeding twelve
(12) months from the date of computation pursuant to bona fide contracts between Borrower and Persons not an Affiliate of Borrower for the sale of Single Family Residences in all residential developments owned and operated by Borrower in Broward, Palm Beach and Martin Counties, Florida.

                 (iii) The definition of the term "Maximum Loan Amount" defined in Section 1(a) is hereby replaced and superseded by the following:

"Maximum Loan Amount" means Fifteen Million and no/100 Dollars
($15,000,000.00) (U.S.).

                 (iv) The  definition  of the term  "Revolving  Note" defined in
Section 1(a) is hereby replaced and superseded by the following:

"Revolving Note" means the Consolidated Revolving Mortgage Note dated August ___, 1995, executed and delivered to Bank by Borrower, in the maximum principal amount of Fifteen Million and no/100 Dollars

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($15,000,000.00),   including  any  partial  or  total  extension,  restatement, renewal, amendment, modification or substitution thereof or therefor.

                 (v) The  definition of the term  "Termination  Date" defined in
Section 1(a) is hereby replaced and superseded by the following:

"Termination Date" means July 1, 1997.

                 (vi) The terms listed below shall have the following meanings unless otherwise required by context, and such definitions shall be added to and be a part of Section 1(a):

"Adjusted Net Book Value" at any time means an amount not in excess of the lesser of the following:

          (1) The Net Realizable Value of the Mortgaged Property, as shown on Borrower's Financial Statements, under the heading "Inventories," calculated in accordance with Financial Accounting Standards Board Statement of Standards No. 67
                 Accounting for Costs and Initial Rental Operations of Real Estate Projects (FAS 67), as established by Borrower's most recent Quarterly Collateral Value Certificate;

          (2) The Market Value of the Mortgaged Property, as established by an appraisal, provided Bank has requested an appraisal pursuant to Section 3(a)(20) of this Agreement.

"Market Value" means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus.

"Mortgaged Property" means the Mortgaged Property defined in the Mortgage.

"Net Realizable Value" means Net Realizable Value as defined in FAS 67.

        (b) Section 2(a)(1). Clause (1) of Section 2(a) is hereby superseded, restated and replaced by the following:

        (1) Line Advances. Subject to the terms and conditions hereof, and in reliance on the representations and warranties herein contained, Bank shall make Line Advances from time to time during the period commencing on the date hereof and ending on the Termination Date to or for the account of Borrower up to but not exceeding an aggregate unpaid principal amount outstanding at any one time on Line Advances equal to the least of (a) the Maximum Loan Amount then in effect, (b) the Borrowing Base, (c) sixty percent (60%) of Adjusted Net Book Value, or (d) such lesser amount as provided by this Agreement. Each of (a),
(b), (c) and (d) is a "Loan Amount Limitation." Borrower's obligation to repay the Line Advances shall be evidenced by the Revolving Note.


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        (c) Section 2 (a)(4).  Clause (4) of Section 2(a) is hereby superseded, restated and replaced by the following:

        (4) Unused Line Fee. Within five (5) days after the end of each calendar month during the term of the Revolving Note, commencing with the month ending July 31, 1993, Borrower shall pay to Bank an "Unused Line Fee" equal to the rate of three-eighths of one percent (0.375%) per annum of the average daily amount for such month of the difference between (a) the Maximum Loan Amount; and (b) the unpaid principal balance of the Loan.

        (d) Section 2(b). The following clause (3) is hereby added to Section 2(b):

        (3)  Mandatory  Repayments.  For a period of not less than  thirty  (30)
consecutive calendar days during each calendar year during the term of the Revolving Note, commencing with the calendar year ending December 31, 1996, the unpaid principal balance of the Loan shall not exceed the amount of Five Million Dollars ($5,000,000.00).

        (e) Section 2. The following Section 2(d) is hereby added to Section 2:

        (d) Increase in Maximum Loan Amount. Provided (i) the warranties and representations of Borrower contained in this Agreement remain true, correct and complete in all material respects; (ii) all the material covenants, terms and conditions of this Agreement remain satisfied; and (iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under this Agreement; Borrower shall have the option to increase the Maximum Loan Amount by Five Million Dollars ($5,000,000.00) on and subject to the following terms and conditions:

                 (1) Notice and Closing. Borrower shall provide Bank with written notice of Borrower's exercise of the option to increase the Maximum Loan Amount on or before March 31, 1997. Closing on the increase of the Maximum Loan Amount shall occur within thirty (30) days of the date notice is effective.

                 (2) Documents. At closing Borrower shall execute and deliver to Bank a Future Advance Revolving Mortgage Note in the maximum principal amount of $5,000,000.00, a Consolidated Revolving Mortgage Note in the maximum principal amount of $20,000,000.00, a Future Advance and Mortgage Modification Agreement, and such other documents and certificates as Bank may reasonably request, each of which shall be satisfactory in form and substance to the Bank.

                 (3) Fees, Expenses and Other Payments. At closing Borrower shall pay to Bank a Commitment Fee in the amount of Fifty Thousand Dollars ($50,000.00); and shall further pay all recording fees, documentary stamps and intangible tax on the Future Advance Revolving Mortgage Note and the Future Advance and Mortgage Modification Agreement, and all reasonable

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costs, fees and expenses incurred by Bank in connection with the increase in the
Maximum Loan Amount.

                 (4) Collateral Requirement. It shall be a condition precedent to Bank's obligation to close and fund the increase in the Maximum Loan Amount that Adjusted Net Book Value be an amount not less than Forty Million Dollars ($40,000,000.00) on the date of closing.

                 (5) Modification of Agreement. Upon closing of the increase in the Maximum Loan Amount:

                            (i) The definitions of "Maximum Loan Amount" and
"Revolving Note" defined in Section 1(a) of this Agreement shall be construed to have been replaced and superseded by the following:

"Maximum Loan Amount" means Twenty  Million and no/100 Dollars
($20,000,000.00) (U.S.).

"Revolving Note" means the Consolidated Revolving Mortgage Note dated ________________, 199__, executed and delivered to Bank by Borrower, in the maximum principal amount of Twenty Million and no/100 Dollars ($20,000,000.00), including any partial or total extension, restatement, renewal, amendment, modification or substitution thereof or therefor.

                            (ii)  Section 2(b)(3) of this Agreement shall be
construed to have been replaced and superseded by the following:

                 (3) Mandatory Repayments.  For a period of not less than thirty
(30) consecutive calendar days during each calendar year during the term of the Revolving Note, commencing with the calendar year ending December 31, 199__, the unpaid principal balance of the Loan shall not exceed the amount of Seven Million Dollars ($7,000,000.00).

        (f)  Section 3 (a).  The following clause (20) is hereby added to
             -------------
Section 3 (a):

        (20) Appraisals. At any time during the term of this Agreement, upon the written request of Bank, but, provided no Event of Default has occurred under this Agreement, not more frequently than one (1) time each Contract Year, Borrower shall provide Bank a current (within 30 days) appraisal of the Mortgaged Property, satisfactory in form and amount to the Bank, prepared by an appraiser satisfactory to the Bank and in accordance with generally accepted and established appraisal practices and in conformity with applicable law and regulation and reviewed (at Borrower's expense) by the Bank's "in-house" senior appraiser. Any appraisal may be adjusted by the Bank's appraiser to conform to Bank's appraisal guidelines. Such appraisal, as adjusted by the Bank's appraiser, shall conclusively establish Net Realizable Value as of the date thereof. All appraisals, appraisal reviews and any updates thereof shall be at Borrower's expense.


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        (g) Exhibit A. Exhibit A to the Agreement  (Borrower's  Draw Certificate
and Borrowing Base and Collateral Certificate) is hereby superseded, restated and replaced by the Exhibit A attached to this First Amendment.

        4. Representations and Warranties. Borrower represents and warrants that it has full power, authority and legal right to execute, deliver and perform the Consolidated Revolving Mortgage Note, the Demand Revolving Promissory Note dated August 8, 1995, executed and delivered to Bank by Borrower, in the maximum principal amount of One Million and no/100 Dollars ($1,000,000.00) and the Demand Revolving Promissory Note dated August 15, 1995, executed and delivered to Bank by Borrower, in the maximum principal amount of Two Million and no/100 Dollars ($2,000,000.00) (together, the "Demand Notes"), the Future Advance Revolving Mortgage Note of even date herewith, executed and delivered to Bank by Borrower, in the maximum principal amount of Two Million and no/100 Dollars ($2,000,000.00) (the "Future Advance Note"), the Future Advance, Mortgage,
Assignment and Financing Statement Extension, Modification and Spreader Agreement of even date herewith, executed and delivered to Bank by Borrower (the "Mortgage Modification"), and this First Amendment, and that, as of the date hereof (i) the warranties and representations of Borrower contained in the Agreement are true, correct and complete in all material respects; (ii) all the material covenants, terms and conditions of the Agreement remain satisfied;
(iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under the Agreement; and (iv) Adjusted Net Book Value is an amount not less than Thirty Million Dollars ($30,000,000.00).

        5. Ratification of Loan Documents. Borrower and Bank each acknowledge that the Loan Documents are valid and binding; that there are no defenses, set offs or counterclaims thereto; nothing herein or in the Consolidated Revolving Mortgage Note, the Demand Notes, the Future Advance Note and/or the Mortgage Modification invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Loan Documents; and Borrower and Bank shall each perform and comply with and abide by each of the covenants, agreements, conditions and stipulations of the Loan Documents as amended hereby.

        6. Fees, Expenses and Other Payments. At the time of execution and delivery of this First Amendment, Borrower shall pay to Bank a Commitment Fee in the amount of Fifty Thousand Dollars ($50,000.00); and shall further pay all recording fees, documentary stamps and intangible tax on the Future Advance Note and Mortgage Modification, and all reasonable costs, fees and expenses incurred by Bank in connection with this First Amendment.

        7.  Miscellaneous.

                            (a)         Severability.  If any one or more of the
provisions of this First Amendment is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect

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and of the remaining  provisions of this First Amendment shall not be in any way impaired, and each term or provision shall be construed to be legal, valid, binding and enforceable to the maximum extent permitted by law.

                            (b)    Survival    of     Covenants,     Agreements,
Representations and Warranties. All warranties, representations and covenants made by Borrower herein or in any certificate or other instrument delivered by it or on its behalf under this First Amendment shall be considered to have been relied upon by Bank and shall survive regardless of any investigation made by Bank or on its behalf. All such statements and any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder.

                            (c) Headings.  Paragraph headings have been inserted
in this First Amendment as a matter of convenience of reference only; such paragraph headings are not part of this First Amendment and shall not be used in the interpretation of this First Amendment.

                            (d) Time of the  Essence.  Time is hereby  expressly
made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this First Amendment.

                            (e) Governing Law. The laws of the State of Florida
shall govern the construction of this First Amendment and the rights and duties of Borrower and Bank.

                            (f)  Limited Modification/Conflicts.  Except to the
limited extent expressly provided herein, the Loan Documents shall remain in full force and effect. In the event of any inconsistency between the terms and conditions of the Agreement and this First Amendment, the terms and provisions of this First Amendment shall govern and control.











        IN WITNESS WHEREOF, the parties hereto have caused the First Amendment to be executed as of the day and year first above written.

                               Borrower:

                               ORIOLE HOMES CORP.,
                               a Florida corporation



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                                   By:____________________________________
                                      Richard D. Levy, Chairman of the
                                      Board and Chief Executive Officer

                                      Bank:

                                      OHIO SAVINGS BANK, F.S.B.,
                                      a federal savings bank



                                  By:______________________________________
                                  Title:________________________________





STATE OF FLORIDA                        )
                                        )
COUNTY OF                               )

        Before me, a Notary Public in and for said County and State, on this _______ day of _______________, 1995, personally appeared the above-named Oriole Homes Corp., a Florida corporation, by Richard D. Levy, its Chairman of the
Board and Chief Executive Officer, who acknowledged that he did sign the foregoing instrument on behalf of said corporation, and that such signing was his free act and deed, individually and as such officer, and the free act and deed of said corporation. Richard D. Levy is personally known to me or has produced __________________ as identification.

                                 ---------------------------------------------
                                 Print Name:__________________________________
(SEAL)                           Notary Public, State of Florida at Large
                                 My Commission Expires:_____________________













STATE OF OHIO           )
                        )
COUNTY OF CUYAHOGA      )

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        Before me, a Notary  Public in and for said  County  and State,  on this
_______ day of _______________, 1995, personally appeared the above-named Ohio Savings Bank, F.S.B., a federal savings bank, by __________________, its ______ President, who acknowledged that he did sign the foregoing instrument on behalf of said bank and that such signing was his free act and deed, individually and as such officer, and the free act and deed of said bank. ___________________ is personally known to me.

                                 ---------------------------------------------
                                 Print Name:__________________________________
(SEAL)                           Notary Public, State of Ohio
                                 My Commission Expires:_____________________






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                           EXHIBIT A TO LOAN AGREEMENT

                           BORROWER'S DRAW CERTIFICATE


        Oriole Homes Corp. hereby requests an Advance in the amount of $___________ pursuant to the Revolving Loan Agreement dated as of July 13, 1993, as amended by that certain First Amendment to Revolving Loan Agreement dated as of August ___, 1995, between the undersigned and Ohio Savings Bank, F.S.B. (the "Agreement") and, in connection therewith, hereby certifies and represents as follows:

               1. All of the  warranties  and  representations  contained in the
                  Agreement and the Mortgage are true, correct and complete in all material respects; all covenants, terms and conditions contained in the Agreement and the Mortgage remain satisfied or have been performed; and no Event of Default has occurred as of the date hereof.

               2. After giving  effect to the requested  Advance,  the aggregate unpaid principal amount of Line Advances outstanding will not exceed any Loan Amount Limitation (as defined in Section 2(a)(1) of the Agreement); and

               3. The Adjusted Net Book Value (of the Mortgaged  Property) as of
                  the date hereof is $_____________.

        Unless otherwise specified below, please deposit the entire proceeds of the requested Advance in Account No. 001-0168206 at AmTrust Bank, a division of Ohio Savings Bank, F.S.B., Boca Raton, Florida.

        Capitalized terms not defined herein are used as defined in the Agreement, and if not defined therein, as defined in the Mortgage. Each Advance requested and made pursuant hereto shall be an Advance pursuant to the Agreement, evidenced by the Consolidated Revolving Mortgage Note from the undersigned to Bank dated ______________, 1995, and secured by the Mortgage.


                                             Oriole Homes Corp.,
                                             a Florida corporation


Dated:______________, 199__
        By:______________________________
                                        Its:_____________________________







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                               ORIOLE HOMES CORP.

                    BORROWING BASE AND COLLATERAL CERTIFICATE


        The undersigned, Oriole Homes Corp., being the Borrower under a Revolving Loan Agreement dated as of July 13, 1993, as amended by that certain First Amendment to Revolving Loan Agreement dated as of August ___, 1995, between the undersigned and Ohio Savings Bank, F.S.B. (the "Agreement"), hereby certifies to the Bank as follows:

               1. The aggregate amount payable within the next succeeding twelve
                  (12) months after the date hereof pursuant to bona fide contracts between Borrower and one or more Persons not an Affiliate of Borrower for the sale of Single Family Residences in all residential developments owned and operated by Borrower in Broward, Palm Beach and Martin Counties, Florida, is $-------------.

               2. As of the date hereof,  the Borrowing  Base, as defined in the
                  Agreement, is $____________, calculated as seventy five percent (75%) of $________________ (Item 1 above) =
                  $______________.

               3. The Adjusted Net Book Value (of the Mortgaged  Property) as of
                  the date hereof is $____________.

        Capitalized terms not defined herein are used as defined in the Agreement and, if not defined therein, as defined in the Mortgage.


                                             Oriole Homes Corp.,
                                             a Florida corporation


Dated:______________, 199__
        By:______________________________
                                        Its:_____________________________



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